EXHIBIT (n)(3)

Schedule B AMENDED AND RESTATED MULTIPLE CLASS PLAN FOR EATON VANCE FUNDS (Classes of Shares) September 1, 2008

	A	B	C	I	Advisers	R	S
Eaton Vance Growth Trust
Eaton Vance Asian Small Companies Fund	☑	☑	☑	☑
Eaton Vance-Atlanta Capital Large-Cap Growth Fund	☑			☑
Eaton Vance-Atlanta Capital SMID-Cap Fund	☑			☑
Eaton Vance Global Growth Fund	☑	☑	☑	☑
Eaton Vance Greater China Growth Fund	☑	☑	☑	☑
Eaton Vance Multi-Cap Growth Fund	☑	☑	☑	☑
Eaton Vance Worldwide Health Sciences Fund	☑	☑	☑	☑		☑

Eaton Vance Investment Trust
Eaton Vance California Limited Maturity Municipals Fund	☑	☑	☑
Eaton Vance Florida Limited Maturity Municipals Fund	☑	☑	☑
Eaton Vance Massachusetts Limited Maturity Municipals	☑	☑	☑
Fund
Eaton Vance National Limited Maturity Municipals Fund	☑	☑	☑
Eaton Vance New Jersey Limited Maturity Municipals Fund	☑	☑	☑
Eaton Vance New York Limited Maturity Municipals Fund	☑	☑	☑
Eaton Vance Ohio Limited Maturity Municipals Fund	☑	☑	☑
Eaton Vance Pennsylvania Limited Maturity Municipals	☑	☑	☑
Fund

Eaton Vance Municipals Trust
Eaton Vance Alabama Municipals Fund	☑	☑	☑	☑
Eaton Vance Arizona Municipals Fund	☑	☑	☑
Eaton Vance Arkansas Municipals Fund	☑	☑	☑
Eaton Vance California Municipals Fund	☑	☑	☑	☑
Eaton Vance Colorado Municipals Fund	☑	☑	☑
Eaton Vance Connecticut Municipals Fund	☑	☑	☑	☑
Eaton Vance Florida Municipals Fund	☑	☑	☑
Eaton Vance Georgia Municipals Fund	☑	☑	☑	☑
Eaton Vance Kentucky Municipals Fund	☑	☑	☑
Eaton Vance Louisiana Municipals Fund	☑	☑	☑
Eaton Vance Maryland Municipals Fund	☑	☑	☑	☑
Eaton Vance Massachusetts Municipals Fund	☑	☑	☑	☑
Eaton Vance Michigan Municipals Fund	☑	☑	☑
Eaton Vance Minnesota Municipals Fund	☑	☑	☑
Eaton Vance Mississippi Municipals Fund	☑	☑	☑
Eaton Vance Missouri Municipals Fund	☑	☑	☑
Eaton Vance National Municipals Fund	☑	☑	☑	☑
Eaton Vance New Jersey Municipals Fund	☑	☑	☑	☑
Eaton Vance New York Municipals Fund	☑	☑	☑
Eaton Vance North Carolina Municipals Fund	☑	☑	☑	☑

	A	B	C	I	Advisers	R	S
Eaton Vance Municipals Trust cont’d
Eaton Vance Ohio Municipals Fund	☑	☑	☑
Eaton Vance Oregon Municipals Fund	☑	☑	☑
Eaton Vance Pennsylvania Municipals Fund	☑	☑	☑	☑
Eaton Vance Rhode Island Municipals Fund	☑	☑	☑
Eaton Vance South Carolina Municipals Fund	☑	☑	☑	☑
Eaton Vance Tennessee Municipals Fund	☑	☑	☑
Eaton Vance Virginia Municipals Fund	☑	☑	☑	☑
Eaton Vance West Virginia Municipals Fund	☑	☑	☑

Eaton Vance Municipals Trust II
Eaton Vance Florida Insured Municipals Fund	☑	☑	☑
Eaton Vance Hawaii Municipals Fund	☑	☑	☑
Eaton Vance High Yield Municipals Fund	☑	☑	☑	☑
Eaton Vance Kansas Municipals Fund	☑	☑	☑

Eaton Vance Mutual Funds Trust
Eaton Vance AMT-Free Municipal Bond Fund	☑	☑	☑	☑
Eaton Vance Cash Management Fund
Eaton Vance Diversified Income Fund	☑	☑	☑
Eaton Vance Dividend Income Fund	☑		☑	☑		☑
Eaton Vance Emerging Markets Income Fund	☑		☑	☑
Eaton Vance Equity Research Fund	☑		☑	☑
Eaton Vance Floating-Rate Advantage Fund	☑	☑	☑	☑	☑
Eaton Vance Floating-Rate Fund	☑	☑	☑	☑	☑
Eaton Vance Floating-Rate & High Income Fund	☑	☑	☑	☑	☑
Eaton Vance Global Macro Fund	☑		☑	☑
Eaton Vance Government Obligations Fund	☑	☑	☑			☑
Eaton Vance High Income Fund	☑	☑	☑
Eaton Vance International Equity Fund	☑		☑	☑
Eaton Vance International Income Fund	☑		☑	☑
Eaton Vance Low Duration Fund	☑	☑	☑	☑
Eaton Vance Money Market Fund
Eaton Vance Strategic Income Fund	☑	☑	☑
Eaton Vance Structured Emerging Markets Fund	☑		☑	☑
Eaton Vance Tax Free Reserves
Eaton Vance Tax-Managed Dividend Income Fund	☑	☑	☑	☑
Eaton Vance Tax-Managed Equity Asset Allocation Fund	☑	☑	☑	☑
Eaton Vance Tax-Managed Growth Fund 1.1	☑	☑	☑	☑			☑
Eaton Vance Tax-Managed Growth Fund 1.2	☑	☑	☑	☑
Eaton Vance Tax-Managed International Equity Fund	☑	☑	☑	☑
Eaton Vance Tax-Managed Mid-Cap Core Fund	☑	☑	☑	☑
Eaton Vance Tax-Managed Multi-Cap Growth Fund	☑	☑	☑
Eaton Vance Tax-Managed Small-Cap Fund	☑	☑	☑
Eaton Vance Tax-Managed Small-Cap Value Fund	☑	☑	☑	☑
Eaton Vance Tax-Managed Value Fund	☑	☑	☑	☑

	A	B	C	I	Advisers	R	S
Eaton Vance Series Trust
Eaton Vance Tax-Managed Growth Fund 1.0

Eaton Vance Series Trust II
Eaton Vance Income Fund of Boston	☑	☑	☑	☑		☑
Eaton Vance Tax-Managed Emerging Markets Fund				☑

Eaton Vance Special Investment Trust
Eaton Vance Balanced Fund	☑	☑	☑	☑
Eaton Vance Capital & Income Strategies Fund	☑		☑	☑
Eaton Vance Dividend Builder Fund	☑	☑	☑	☑
Eaton Vance Emerging Markets Fund	☑	☑	☑	☑
Eaton Vance Enhanced Equity Option Income Fund	☑		☑	☑
Eaton Vance Equity Asset Allocation Fund	☑		☑	☑
Eaton Vance Greater India Fund	☑	☑	☑	☑
Eaton Vance Institutional Short Term Income Fund
Eaton Vance Institutional Short Term Treasury Fund
Eaton Vance Investment Grade Income Fund				☑
Eaton Vance Large-Cap Growth Fund	☑	☑	☑	☑
Eaton Vance Large-Cap Value Fund	☑	☑	☑	☑		☑
Eaton Vance Real Estate Fund				☑
Eaton Vance Risk-Managed Equity Option Income Fund	☑		☑	☑
Eaton Vance Small-Cap Fund	☑	☑	☑	☑
Eaton Vance Small-Cap Value Fund	☑	☑	☑	☑
Eaton Vance Special Equities Fund	☑	☑	☑	☑